Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
September 30, 1997



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.8520%



        Excess Protection Level
          3 Month Average   4.64%
          September, 1997   4.78%
          August, 1997   4.61%
          July, 1997   4.54%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.80%


        Base Rate                                    7.88%


        Over 35 Day Delinquency                      4.84%


        Seller's Interest                           12.31%


        Total Payment Rate                          12.46%


        Total Principal Balance                     $30,549,822,447.26


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $3,759,687,928.77